Cash Management Fund
                            Prime Money Market Fund

                       Supplement Dated February 1, 2000
        To the prospectuses for Vista, Premier and Institutional Shares
                            Dated December 29, 1999



In the section entitled "How Your Account Works-Buying Fund shares" the following changes have been made to the normal cut-off time (in Eastern time):


Cash Management Fund...........................................5:00 P.M.
Prime Money Market Fund........................................5:00 P.M.


If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set earlier cut-off times. The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. Government securities market close trading early.

                                                                     PSMM-36-100